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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 30, 2000 (May 11, 2000)

                     --------------------------------------


                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                      000-16461                 63-0868361
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


               MAIN STREET                               35031
          BLOUNTSVILLE, ALABAMA                        (Zip Code)
(Address of Principal Executive Offices)

                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a) On May 11, 2000, the Registrant's Board of Directors determined not to retain the accounting firm of Dudley, Hopton-Jones, Sims and Freeman PLLP ("Dudley") as the Registrant's independent accountant for the year ending December 31, 2000. Although the Board of Directors expressed its satisfaction with Dudley's work as the Registrant's independent accountant, the Board determined that because of the Registrant's growth, it needs access to the technical support and research services provided by a national accounting firm. During the past two fiscal years and in the subsequent interim period preceding the change in accountants there have been no disagreements between the Registrant and Dudley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor has Dudley in either of the past two years issued an adverse opinion or disclaimer of opinion with respect to the Registrant's financial statements or qualified or modified its opinion as to uncertainty, audit scope or accounting principles. A copy of a letter from Dudley dated May 30, 2000 addressed to the Securities and Exchange Commission regarding Registrant's change in independent accountants is filed as
Exhibit 16 hereto.

        (b) On May 11, 2000 the Registrant's Board of Directors engaged KPMG LLP ("KPMG") as Registrant's independent accountant for the year ending December 31, 2000. KPMG was consulted by Registrant in August 1999 to determine the proper accounting treatment of certain loans which were made at the Fort Payne, Alabama Wal-Mart office of Registrant's subsidiary, Community Bank. KPMG issued a report on the appropriate application of generally accepted accounting principles dated October 14, 1999 to the Registrant in connection with the consultation which is filed as Exhibit 99 hereto. The report addressed three issues identified by the
Registrant: (1) If the loans were individually evaluated for impairment would the loans be considered impaired under Statement of Financial Accounting Standards No. 114, Accounting by Creditors for Impairment of a Loan ("Statement 114")? (2) If the loans are impaired loans, should the expected insurance proceeds under the Registrant's fidelity bond be included in the loans' expected future cash flows in measuring impairment under Statement 114? (3) If the insurance proceeds should not be included in measuring impairment, how should the Registrant record the effect of the expected reimbursement? KPMG's conclusions, all of which were based on the facts of the transaction provided by management, were as follows: Issue (1) - The loans should be considered impaired according to Statement 114; Issue (2) - The expected insurance proceeds should not be included in the loans' expected future cash flows in measuring impairment; and Issue (3) - If management expects to receive a full recovery of the loss from its insurance carrier, the Registrant should recognize an asset equal to the expected proceeds. The related income statement impact should be included as a component of non-interest income. The Registrant had consulted Dudley about these loans earlier in 1999. Dudley's conclusion at that time was that the loans should be netted against the insurance proceeds and recorded as a net transaction. After reviewing KPMG's report, Dudley agreed with the conclusions of KPMG which were substantially the same as Dudley's earlier conclusions.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits are filed herewith:


Exhibit Number     Description
--------------     -----------

16                 Letter dated May 30, 2000 from Dudley, Hopton-Jones, Sims and
                   Freeman PLLP to the Securities and Exchange Commission

99                 Letter dated October 14, 1999 from KPMG LLP to the Registrant


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMMUNITY BANCSHARES, INC.



By: /s/ Kennon R. Patterson, Sr.
   -------------------------------------------------
     Kennon R. Patterson, Sr.
     Chairman, Chief Executive Officer and President


Date: May 30, 2000


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                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------
16                   Letter dated May 30, 2000 from Dudley, Hopton-Jones, Sims
                     and Freeman PLLP to the Securities and Exchange Commission

99                   Letter dated October 14, 1999 from KPMG LLP to the Registrant
